[Logo] M F S(R)
INVESTMENT MANAGEMENT


                  MFS(R) CORE
                  GROWTH FUND

                  SEMIANNUAL REPORT o FEBRUARY 28, 2002


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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 34 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Results of Shareholder Meeting ............................................ 13
Portfolio of Investments .................................................. 14
Financial Statements ...................................................... 20
Notes to Financial Statements ............................................. 27
Trustees and Officers ..................................................... 35

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems that in 2001 we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies.
In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional
$40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter six months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

The Fed has just turned a corner in its opinion of the state of the U.S. economy. After a year of lowering interest rates to stimulate an economy it felt was weakening, the central bank left rates unchanged at its meeting on March 19 and announced that it feels risks are balanced now between weakness and inflation. Many investors, we believe, took that as a sign that the Fed could begin raising rates later in 2002 to moderate the pace of an economic recovery. And, in fact, Fed Chairman Alan Greenspan stated to Congress earlier in March that "economic expansion is already well under way."

In our view, however, there are still reasons for caution. Some companies are still cutting back spending and laying off employees, although that trend seems to have slowed in the new year. New jobs remain hard to come by. Many industries continue to be burdened by weak demand that has yet to catch up with an excess of supply. Another moderating factor is that, unlike in many previous recessions, we never experienced a sharp falloff in consumer spending in this downturn -- so there is not a great deal of pent-up consumer demand to drive a recovery.

Taking into account the good news and our reasons for caution, we expect to see an acceleration in the economy this year, but we think that recovery will be moderate, not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post- attack downturn made some stocks even more attractive, in our view. And although the market has been volatile so far in 2002, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 20, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Stephen Pesek]
     Stephen Pesek

For the six months ended February 28, 2002, Class A shares of the fund provided a total return of -4.03%, Class B shares -4.31%, Class C shares -4.36%, and Class I shares -3.82%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -2.41% return over the same period for the fund's benchmark, the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. The fund's returns also compare to a -1.69% return over the same period for the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market. During the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -4.20%.

Q.  HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PERIOD?

A. We had six months marked by incredible volatility but, when all was said and done, the market ended up almost where it began -- which was a far better result than many investors expected last September.

    Going into the period, we had an economy that was weak, and the Federal Reserve Board (the Fed) was fighting that by lowering interest rates. Then September 11 happened. But our financial system held together and was up and running in a matter of days. We think that helped people's confidence, although we still had a huge market downdraft and a very emotional period in the marketplace.

    The government's aggressive response -- in terms of lowering interest rates and stimulating the economy -- helped fuel a stock market rally in the fourth quarter of 2001 and kept consumer spending relatively strong. In general, we saw consumer-oriented sectors perform better than those relying on business spending. As the period ended, the market seemed to be taking a breather from its earlier rally, but had not given back much of its gains.

Q. HOW DID YOU DEAL WITH THAT MARKET VOLATILITY? AND DID THE PORTFOLIO PARTICIPATE IN THE FOURTH-QUARTER RALLY?

A. In the uncertainty of late September and early October, we tried to position the portfolio for longer-term performance. Our approach has always been to use our research to try to get our hands around the long-term earnings power of a company -- as opposed to focusing on what that company will earn in this quarter or next -- and we did not change that approach. In the end, we felt we did relatively well in the fourth quarter because we had not gotten defensive, and we had stayed fully invested in stocks we believed in long term.

Q. ALTHOUGH THE FUND KEPT PACE WITH ITS PEERS, PERFORMANCE WAS NEGATIVE AND LOWER THAN THE FUND'S BENCHMARK. WHY?

A. Tyco International was the stock that hurt us the most. If we look at the calendar year 2001, Tyco was actually one of the bright spots in a difficult year. But in early 2002, the stock was dragged down by a combination of two factors: contagion from the Enron scandal, which cast doubt on the accounting practices of many large companies, and Tyco's announcement that it would split itself into four separate firms.

    A key factor we look for in a company is a sustainable competitive advantage. Our view of Tyco had been that its sustainable competitive advantage was an expertise in buying other companies, reducing overhead costs, and improving their performance. We believe Tyco's breakup plan dilutes that competitive advantage. So, we have since reduced our Tyco position.

    The other major detractor from performance was electric power generators in the utility sector. Our investment premise was that there had been little spending on new generating plants for several years, and that would lead to tight supply and allow existing firms to increase prices. The California energy crisis in early 2001 seemed to validate our premise, and we invested in companies such as AES and Calpine that owned generating facilities. However, economic deterioration in general, and lower rates of industrial production in particular, led to weaker energy demand. In addition, while we did not own Enron, that company's demise limited access to capital for other utility companies. While we believed negative cyclical forces would eventually abate, we felt the medium term growth outlook for power-generating companies had been diminished. By the end of the period, we had sold all holdings in this group.

Q.  WHAT AREAS HELPED PERFORMANCE OVER THE PERIOD?

A. Two key areas that helped performance were leisure and software holdings. In the leisure category, budget-priced restaurant chains such as CEC Entertainment, the owner of Chuck E. Cheese's Pizza restaurants, did well as consumers watched their budgets. Stock in Scholastic Corporation performed well as the firm profited from the success of its Harry Potter franchise.

    Also in the leisure sector, we've been invested for some time in advertising-sensitive media firms, such as radio and television broadcasters. Our belief was that, over the long term, the falloff in advertising that we saw in the recession would strengthen the leaders in the industry, as weaker competitors fell by the wayside and the leaders increased their market share. We felt the leaders would do well as the economy recovered and advertising spending increased. While some of our holdings in this area did not perform well during the period, certain stocks -- including media conglomerate Viacom -- did help portfolio returns.

    A range of software names also helped performance over the period. These included VERITAS in the data storage area and Rational Software, which makes tools for software developers.

Q.  COULD YOU TELL US ABOUT THE FUND'S POSITIONING FOR THE FUTURE?

A. Our belief is that a moderate recovery will unfold over the course of 2002 and beyond. At some point, we think we will see a transition in the companies driving that recovery, from consumer-oriented firms to more business-oriented companies. We think consumer spending held up surprisingly well in the recession and continues to be good. To benefit from that, we have a portion of the portfolio oriented toward the consumer, including retailing, restaurant, and other leisure stocks. But we also have investments that we think offer attractive longer-term growth opportunities, in more business-oriented areas such as technology and industrial goods. We believe these holdings will benefit as we get more evidence that corporate profits are improving.

/s/ Stephen Pesek

    Stephen Pesek
    Portfolio Manager

Note to shareholders: Effective August 31, 2001, the Russell 1000 Growth Index replaced the Standard & Poor's 500 Stock Index (the S&P 500) as the fund's benchmark. We believe the Russell 1000 Growth Index more accurately reflects our growth discipline, offering investors a more reliable objective measure of the fund's performance. The S&P 500, on the other hand, includes a large proportion of value stocks that stand outside our investment discipline.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGER'S PROFILE
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   STEPHEN PESEK, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) (MFS(R)) AND A MEMBER OF OUR LARGE-CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES THE LARGE-CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND INSTITUTIONAL ACCOUNTS.

   STEVE JOINED MFS IN 1994 AS A RESEARCH ANALYST FOLLOWING THE PHARMACEUTICAL, BIOTECHNOLOGY, AND ELECTRONICS INDUSTRIES. HE BECAME A PORTFOLIO MANAGER IN 1996 AND SENIOR VICE PRESIDENT IN 1999. PRIOR TO JOINING MFS, HE WORKED FOR SEVEN YEARS AT FIDELITY INVESTMENTS AS AN EQUITY ANALYST. HE IS A GRADUATE OF THE UNIVERSITY OF PENNSYLVANIA AND HAS AN M.B.A. DEGREE FROM COLUMBIA UNIVERSITY. HE HOLDS A CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                  SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:      JANUARY 2, 1996

  CLASS INCEPTION:            CLASS A  JANUARY 2, 1996
                              CLASS B  DECEMBER 31, 1999
                              CLASS C  DECEMBER 31, 1999
                              CLASS I  JANUARY 2, 1997
  SIZE:                       $598.3 MILLION NET ASSETS AS OF FEBRUARY 28, 2002

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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH FEBRUARY 28, 2002

CLASS A
                                                 6 Months       1 Year      3 Years       5 Years         Life*
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge     -4.03%      -20.07%       +2.97%       +80.97%      +176.95%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                            --         -20.07%       +0.98%       +12.60%      + 18.00%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                            --         -24.67%       -0.99%       +11.27%      + 16.87%
---------------------------------------------------------------------------------------------------------------

CLASS B
                                                 6 Months       1 Year      3 Years       5 Years         Life*
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge     -4.31%      -20.60%       +1.58%       +78.54%      +173.23%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                            --         -20.60%       +0.52%       +12.29%      + 17.74%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                            --         -23.77%       -0.39%       +12.04%      + 17.74%
---------------------------------------------------------------------------------------------------------------

CLASS C
                                                 6 Months       1 Year      3 Years       5 Years         Life*
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge     -4.36%      -20.63%       +1.62%       +78.60%      +173.33%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                            --         -20.63%       +0.54%       +12.30%      + 17.74%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                            --         -21.43%       +0.54%       +12.30%      + 17.74%
---------------------------------------------------------------------------------------------------------------

CLASS I
                                                 6 Months       1 Year      3 Years       5 Years         Life*
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)          -3.82%      -19.76%       +3.77%       +82.37%      +179.50%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return (No Sales Charge)       --         -19.76%       +1.24%       +12.77%      + 18.17%
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* For the period from the commencement of the fund's investment operations, January 2, 1996, through
  February 28, 2002.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in emerging growth companies is riskier than investing in more-established companies.

These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 2002

FIVE LARGEST STOCK SECTORS

              TECHNOLOGY                               20.8%
              LEISURE                                  15.5%
              HEALTH CARE                              15.4%
              RETAILING                                11.0%
              FINANCIAL SERVICES                       10.9%

TOP 10 STOCK HOLDINGS

VIACOM, INC.  3.6%                                     MINNESOTA MINING & MANUFACTURING CO. (3M)  2.0%
Diversified media and entertainment company            Diversified manufacturing firm specializing
                                                       in coatings, adhesives, and abrasives
FIRST DATA CORP.  2.8%
Provider of outsourced processing of financial         CLEAR CHANNEL COMMUNICATIONS, INC.  2.0%
transactions                                           Media company with operations in radio,
                                                       outdoor advertising and live entertainment
JOHNSON & JOHNSON CO.  2.5%
Health care and pharmaceutical products company        TARGET CORP.  1.8%
                                                       General merchandise retailer
SCHOLASTIC CORP.  2.2%
Global children's publishing and media company         AMERICAN HOME PRODUCTS CORP.  1.8%
                                                       Pharmaceutical products company
PFIZER, INC.  2.1%
Pharmaceutical products company                        GENERAL ELECTRIC CO.  1.8%
                                                       Diversified manufacturing and financial
                                                       services conglomerate


The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of MFS Core Growth Fund, which was held on November 7, 2001, the following actions were taken:

ITEM 1.  Trustees of the Trust were elected as follows:

                                                      NUMBER OF SHARES
                                              --------------------------------
                                                                      WITHHOLD
NOMINEE                                                   FOR        AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                               7,581,510.012      111,146.457
John W. Ballen                                  7,581,510.012      111,146.457
Lawrence H. Cohn                                7,577,876.411      114,780.058
J. David Gibbons                                7,578,975.441      113,681.028
William R. Gutow                                7,581,510.012      111,146.457
J. Atwood Ives                                  7,581,510.012      111,146.457
Abby M. O'Neill                                 7,579,000.171      113,656.298
Lawrence T. Perera                              7,581,510.012      111,146.457
William J. Poorvu                               7,581,420.347      111,236.122
Arnold D. Scott                                 7,581,510.012      111,146.457
J. Dale Sherratt                                7,581,510.012      111,146.457
Elaine R. Smith                                 7,581,510.012      111,146.457
Ward Smith                                      7,580,570.200      112,086.269

ITEM 2. The authorization of Trustees to adopt an Amended and Restated Declaration of Trust.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                  5,417,995.796
Against                                                301,624.209
Abstain                                                175,948.464
Broker non-votes                                     1,797,088.000

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                  5,408,675.059
Against                                                127,652.736
Abstain                                                359,240.674
Broker non-votes                                     1,797,088.000

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                  7,268,648.564
Against                                                 94,013.517
Abstain                                                329,994.388

ITEM 5. The ratification of the selection of Ernst & Young LLP as the independent public accountants to be employed by the Trust for the fiscal year ending August 31, 2002.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                  7,331,655.579
Against                                                 56,187.392
Abstain                                                304,813.498

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 2002

Stocks - 96.2%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 89.2%
  Advertising & Broadcasting - 0.1%
    Omnicom Group, Inc.                                                    9,700            $    907,338
--------------------------------------------------------------------------------------------------------
  Aerospace & Defense - 0.8%
    Northrop Grumman Corp.                                                46,200            $  4,945,248
--------------------------------------------------------------------------------------------------------
  Airlines - 0.4%
    Southwest Airlines Co.                                               113,500            $  2,395,985
--------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.8%
    Nike, Inc., "B"                                                       80,900            $  4,761,774
--------------------------------------------------------------------------------------------------------
  Automotive - 1.2%
    Harley-Davidson, Inc.                                                140,000            $  7,176,400
--------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.6%
    Capital One Financial Corp.                                           76,700            $  3,779,009
--------------------------------------------------------------------------------------------------------
  Biotechnology - 1.9%
    Abbott Laboratories, Inc.                                             54,500            $  3,081,975
    Amgen, Inc.*                                                         143,400               8,314,332
                                                                                            ------------
                                                                                            $ 11,396,307
--------------------------------------------------------------------------------------------------------
  Business Machines - 1.2%
    Sun Microsystems, Inc.*                                               37,200            $    316,572
    Texas Instruments, Inc.                                              245,400               7,202,490
                                                                                            ------------
                                                                                            $  7,519,062
--------------------------------------------------------------------------------------------------------
  Business Services - 7.6%
    Affiliated Computer Services, Inc., "A"*                              70,000            $  3,423,700
    ARAMARK Corp., "B"*                                                   84,680               2,167,808
    Automatic Data Processing, Inc.                                      124,700               6,572,937
    Concord EFS, Inc.*                                                   188,800               5,669,664
    Fedex Corp.*                                                          69,100               3,998,126
    First Data Corp.                                                     193,900              15,806,728
    Manpower, Inc.                                                        18,200                 610,246
    Sabre Group Holding, Inc.*                                            60,000               2,640,600
    United Parcel Service, Inc.                                           75,000               4,420,500
                                                                                            ------------
                                                                                            $ 45,310,309
--------------------------------------------------------------------------------------------------------
  Chemicals - 1.0%
    Georgia Gulf Corp.                                                   100,000            $  2,401,000
    Praxair, Inc.                                                         60,000               3,474,000
                                                                                            ------------
                                                                                            $  5,875,000
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.7%
    Compaq Computer Corp.                                                263,500            $  2,671,890
    Dell Computer Corp.*                                                 256,700               6,337,923
    Lexmark International, Inc.*                                          27,000               1,342,170
                                                                                            ------------
                                                                                            $ 10,351,983
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.3%
    Microsoft Corp.*                                                     136,100            $  7,940,074
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.9%
    Cadence Design Systems, Inc.*                                        195,400            $  4,132,710
    EMC Corp.*                                                           130,360               1,420,924
                                                                                            ------------
                                                                                            $  5,553,634
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 4.5%
    Brocade Communications Systems, Inc.*                                 78,900            $  1,733,433
    Oracle Corp.*                                                        588,500               9,780,870
    Peoplesoft, Inc.*                                                     70,600               2,052,342
    Rational Software Corp.*                                             200,000               3,712,000
    VERITAS Software Corp.*                                              267,700               9,500,673
                                                                                            ------------
                                                                                            $ 26,779,318
--------------------------------------------------------------------------------------------------------
  Construction - 0.5%
    Lennar Corp.                                                          50,000            $  2,760,500
--------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 1.8%
    Avon Products, Inc.                                                  131,100            $  6,776,559
    Colgate-Palmolive Co.                                                 23,900               1,337,922
    Estee Lauder Cos., "A"                                                67,700               2,112,240
    Kimberly-Clark Corp.                                                  12,500                 782,500
                                                                                            ------------
                                                                                            $ 11,009,221
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 2.1%
    General Electric Co.                                                 261,200            $ 10,056,200
    QLogic Corp.*                                                         67,200               2,503,200
                                                                                            ------------
                                                                                            $ 12,559,400
--------------------------------------------------------------------------------------------------------
  Electronics - 5.6%
    Agilent Technologies, Inc.*                                           54,400            $  1,694,560
    Analog Devices, Inc.*                                                142,960               5,319,542
    Applied Materials, Inc.*                                              44,000               1,912,680
    General Motors Corp., "H"*                                            13,200                 194,700
    Intel Corp.                                                           98,300               2,806,465
    International Rectifier Corp.*                                        39,000               1,432,080
    KLA-Tencor Corp.*                                                     86,000               4,980,260
    Linear Technology Corp.                                              132,200               4,868,926
    Micron Technology, Inc.*                                             123,900               3,983,385
    Novellus Systems, Inc.*                                               90,000               3,833,100
    Teradyne, Inc.*                                                       70,300               2,355,753
                                                                                            ------------
                                                                                            $ 33,381,451
--------------------------------------------------------------------------------------------------------
  Entertainment - 6.2%
    AOL Time Warner, Inc.*                                                88,000            $  2,182,400
    Carnival Corp.                                                        21,600                 589,464
    Clear Channel Communications, Inc.*                                  242,800              11,319,336
    Electronic Arts, Inc.*                                                25,800               1,388,556
    Univision Communications, Inc., "A"*                                  34,100               1,406,284
    Viacom, Inc., "B"*                                                   439,668              20,466,545
                                                                                            ------------
                                                                                            $ 37,352,585
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 5.3%
    American Express Co.                                                 121,700            $  4,435,965
    Citigroup, Inc.                                                       20,400                 923,100
    Freddie Mac                                                          104,580               6,665,929
    Goldman Sachs Group, Inc.                                             65,200               5,277,288
    Mellon Financial Corp.                                               192,100               6,915,600
    Merrill Lynch & Co., Inc.                                            158,100               7,580,895
                                                                                            ------------
                                                                                            $ 31,798,777
--------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 3.2%
    Anheuser-Busch Cos., Inc.                                            106,900            $  5,435,865
    General Mills, Inc.                                                   61,400               2,838,522
    Hershey Foods Corp.                                                   40,000               2,826,000
    PepsiCo, Inc.                                                        155,300               7,842,650
                                                                                            ------------
                                                                                            $ 18,943,037
--------------------------------------------------------------------------------------------------------
  Healthcare - 0.5%
    HCA, Inc.                                                             70,000            $  2,851,100
--------------------------------------------------------------------------------------------------------
  Insurance - 2.2%
    American International Group, Inc.                                   123,500            $  9,135,295
    Chubb Corp.                                                           50,900               3,824,626
                                                                                            ------------
                                                                                            $ 12,959,921
--------------------------------------------------------------------------------------------------------
  Internet - 0.7%
    Ebay, Inc.*                                                           54,300            $  2,826,315
    VeriSign, Inc.*                                                       60,000               1,423,800
                                                                                            ------------
                                                                                            $  4,250,115
--------------------------------------------------------------------------------------------------------
  Machinery - 0.7%
    Danaher Corp.                                                         58,700            $  3,946,401
--------------------------------------------------------------------------------------------------------
  Manufacturing - 3.2%
    Illinois Tool Works, Inc.                                             99,400            $  7,311,864
    Minnesota Mining & Manufacturing Co. (3M)                             98,700              11,639,691
                                                                                            ------------
                                                                                            $ 18,951,555
--------------------------------------------------------------------------------------------------------
  Media - 1.3%
    Cablevision Systems Corp.-Rainbow Media Group*                        99,100            $  2,507,230
    Westwood One, Inc.*                                                  150,000               5,365,500
                                                                                            ------------
                                                                                            $  7,872,730
--------------------------------------------------------------------------------------------------------
  Medical & Health Products - 7.2%
    American Home Products Corp.                                         160,800            $ 10,218,840
    Applera Corp. - Applied Biosystems Group                              40,400                 913,040
    Boston Scientific Corp.*                                              39,100                 874,276
    Forest Laboratories, Inc.*                                            60,000               4,771,200
    Johnson & Johnson Co.                                                233,400              14,214,060
    Pfizer, Inc.                                                         294,400              12,058,624
                                                                                            ------------
                                                                                            $ 43,050,040
--------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 3.7%
    Genzyme Corp.*                                                        58,700            $  2,605,106
    Laboratory Corp. of America Holdings*                                100,000               8,148,000
    Tenet Healthcare Corp.*                                               70,000               4,042,500
    UnitedHealth Group, Inc.                                             100,000               7,249,000
                                                                                            ------------
                                                                                            $ 22,044,606
--------------------------------------------------------------------------------------------------------
  Oil Services - 0.9%
    BJ Services Co.*                                                      63,800            $  2,114,970
    Devon Energy Corp.                                                    32,900               1,437,072
    Halliburton Co.                                                      100,000               1,646,000
                                                                                            ------------
                                                                                            $  5,198,042
--------------------------------------------------------------------------------------------------------
  Oils - 0.2%
    Anadarko Petroleum Corp.                                              25,000            $  1,302,500
--------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.7%
    Eli Lilly & Co.                                                       56,900            $  4,309,037
--------------------------------------------------------------------------------------------------------
  Printing & Publishing - 2.8%
    McGraw-Hill Cos., Inc.                                                50,000            $  3,290,000
    Scholastic Corp.*                                                    250,400              12,557,560
    Tribune Co.                                                           13,500                 578,070
    Valassis Communications, Inc.*                                        10,000                 384,600
                                                                                            ------------
                                                                                            $ 16,810,230
--------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 3.9%
    Brinker International, Inc.*                                          82,000            $  2,815,880
    CEC Entertainment, Inc.*                                             200,000               9,620,000
    Cendant Corp.*                                                        79,400               1,382,354
    MGM Mirage, Inc.*                                                     50,000               1,720,000
    Tricon Global Restaurants, Inc.*                                     131,000               7,746,030
                                                                                            ------------
                                                                                            $ 23,284,264
--------------------------------------------------------------------------------------------------------
  Retail - 9.8%
    A.C. Moore Arts & Crafts, Inc.*                                       75,100            $  2,709,608
    Costco Wholesale Corp.*                                              140,700               5,805,282
    Dollar Tree Stores, Inc.*                                            134,400               4,306,176
    Family Dollar Stores, Inc.                                            26,300                 863,692
    Home Depot, Inc.                                                     104,800               5,240,000
    Kohl's Corp.*                                                         15,900               1,075,953
    Lowe's Cos., Inc.                                                    221,700              10,031,925
    Office Depot, Inc.*                                                  200,000               3,802,000
    Staples, Inc.*                                                       126,100               2,480,387
    Target Corp.                                                         246,000              10,307,400
    TJX Cos., Inc.                                                        83,300               3,162,901
    Wal-Mart Stores, Inc.                                                143,200               8,879,832
                                                                                            ------------
                                                                                            $ 58,665,156
--------------------------------------------------------------------------------------------------------
  Telecommunications - 2.7%
    Adobe Systems, Inc.                                                   66,100            $  2,404,718
    Cisco Systems, Inc.*                                                 562,000               8,019,740
    EchoStar Communications Corp.*                                        55,200               1,441,824
    Emulex Corp.*                                                         75,100               2,437,746
    QUALCOMM, Inc.*                                                       51,300               1,705,725
                                                                                            ------------
                                                                                            $ 16,009,753
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $534,001,862
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 7.0%
  Australia - 0.2%
    News Corporation Ltd. (Multimedia)                                    56,400            $  1,442,712
--------------------------------------------------------------------------------------------------------
  Bermuda - 3.9%
    ACE Ltd. (Insurance)                                                 210,000            $  9,219,000
    Tyco International Ltd. (Conglomerates)                              305,200               8,881,320
    XL Capital Ltd., "A" (Insurance)                                      54,000               5,144,040
                                                                                            ------------
                                                                                            $ 23,244,360
--------------------------------------------------------------------------------------------------------
  Finland - 0.5%
    Nokia Corp., ADR (Telecommunications)                                140,100            $  2,909,877
--------------------------------------------------------------------------------------------------------
  France - 1.5%
    Aventis S.A. (Pharmaceuticals)                                        19,700            $  1,462,575
    Sanofi-Synthelabo S.A. (Medical & Health Products)                    50,400               3,311,997
    STMicroelectronics N.V. (Electronics)                                140,200               4,130,292
                                                                                            ------------
                                                                                            $  8,904,864
--------------------------------------------------------------------------------------------------------
  Germany - 0.1%
    Porsche AG, Preferred (Automotive)                                     1,384            $    593,178
--------------------------------------------------------------------------------------------------------
  United Kingdom - 0.8%
    Diageo PLC (Food & Beverage Products)*                               386,500            $  4,588,419
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $ 41,683,410
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $556,649,266)                                                $575,685,272
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.4%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    General Electric Capital Corp., due 3/01/02,
      at Amortized Cost                                                $   8,121            $  8,121,000
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 1.5%
--------------------------------------------------------------------------------------------------------
    Morgan Stanley, dated 2/28/02, due 3/01/02, total to
      be received $8,872,466 (secured by various U.S.
      Treasury and Government Agency obligations in a
      jointly traded account), at Cost                               $     8,872            $  8,872,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $573,642,266)                                           $592,678,272

Other Assets, Less Liabilities - 0.9%                                                          5,577,543
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $598,255,815
--------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
FEBRUARY 28, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $573,642,266)            $592,678,272
  Investment of cash collateral for securities loaned, at
    identified cost and value                                        22,489,254
  Cash                                                                      307
  Foreign currency, at value (identified cost, $2)                            2
  Receivable for fund shares sold                                    10,820,025
  Receivable for investments sold                                     9,295,395
  Interest and dividends receivable                                     390,912
                                                                   ------------
      Total assets                                                 $635,674,167
                                                                   ------------
Liabilities:
  Payable for fund shares reacquired                               $  2,190,080
  Payable for investments purchased                                  12,709,633
  Collateral for securities loaned, at value                         22,489,254
  Payable to affiliates -
    Management fee                                                       12,292
    Administrative fee                                                      287
    Distribution and service fee                                          9,099
  Accrued expenses and other liabilities                                  7,707
                                                                   ------------
      Total liabilities                                            $ 37,418,352
                                                                   ------------
Net assets                                                         $598,255,815
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $669,309,895
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     19,032,261
  Accumulated undistributed net realized loss on investments and
    foreign currency transactions                                   (88,174,993)
  Accumulated net investment loss                                    (1,911,348)
                                                                   ------------
      Total                                                        $598,255,815
                                                                   ============
Shares of beneficial interest outstanding                           37,062,515
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $399,055,827 / 24,624,127 shares of beneficial
      interest outstanding)                                           $16.21
                                                                      ======
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                        $17.20
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $114,935,992 / 7,182,779 shares of beneficial
      interest outstanding)                                           $16.00
                                                                      ======
Class C shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $77,523,874 / 4,843,629 shares of beneficial
      interest outstanding)                                           $16.01
                                                                      ======
Class I shares:
  Net asset value and offering price per share
    (net assets of $6,740,122 / 411,980 shares of beneficial
      interest outstanding)                                           $16.36
                                                                      ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 2002
-------------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                      $  1,238,847
    Interest                                                            222,641
    Foreign taxes withheld                                               (6,541)
                                                                   ------------
      Total investment income                                      $  1,454,947
                                                                   ------------
  Expenses -
    Management fee                                                 $  1,434,435
    Trustees' compensation                                               11,038
    Shareholder servicing agent fee                                     190,987
    Distribution and service fee (Class A)                              396,315
    Distribution and service fee (Class B)                              451,509
    Distribution and service fee (Class C)                              293,448
    Administrative fee                                                   15,198
    Custodian fee                                                        79,240
    Printing                                                             55,984
    Postage                                                              43,685
    Auditing fees                                                        15,933
    Legal fees                                                            4,669
    Miscellaneous                                                       371,456
                                                                   ------------
      Total expenses                                               $  3,363,897
    Fees paid indirectly                                                (11,683)
    Reduction of expenses by investment adviser                          (9,597)
                                                                   ------------
      Net expenses                                                 $  3,342,617
                                                                   ------------
        Net investment loss                                        $ (1,887,670)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $(46,713,835)
    Foreign currency transactions                                       (14,017)
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $(46,727,852)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $ 27,971,795
    Translation of assets and liabilities in foreign currencies          (3,667)
                                                                   ------------
      Net unrealized gain on investments and foreign currency
        translation                                                $ 27,968,128
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $(18,759,724)
                                                                   ------------
          Decrease in net assets from operations                   $(20,647,394)
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED               YEAR ENDED
                                                           FEBRUARY 28, 2002          AUGUST 31, 2001
                                                                 (UNAUDITED)
-----------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment loss                                           $ (1,887,670)          $  (1,064,944)
  Net realized loss on investments and foreign currency
    transactions                                                 (46,727,852)            (40,763,577)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                          27,968,128             (15,624,847)
                                                                ------------           -------------
      Decrease in net assets from operations                    $(20,647,394)          $ (57,453,368)
                                                                ------------           -------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                             $       --             $    (604,031)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                     --                  (432,615)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                     --                  (285,941)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                     --                  (213,021)
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                             --                  (280,228)
  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                             --                  (200,703)
  In excess of net realized gain on investments and
    foreign currency transactions (Class C)                             --                  (132,657)
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                             --                   (98,827)
                                                                ------------           -------------
      Total distributions declared to shareholders              $       --             $  (2,248,023)
                                                                ------------           -------------
Net increase in net assets from fund share transactions         $385,741,901           $ 257,001,609
                                                                ------------           -------------
      Total increase in net assets                              $365,094,507           $ 197,300,218
Net assets:
  At beginning of period                                         233,161,308              35,861,090
                                                                ------------           -------------
  At end of period (including accumulated net investment
    loss of $1,911,348 and $23,678, respectively)               $598,255,815           $ 233,161,308
                                                                ============           =============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31,
                                SIX MONTHS ENDED         ----------------------------------------------------------------------
                               FEBRUARY 28, 2002               2001            2000            1999          1998          1997
                                     (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                         CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
 period                                   $16.89             $27.51          $19.46          $14.44        $15.82        $12.33
                                          ------             ------          ------          ------        ------        ------
Income from investment operations -
  Net investment income (loss)(S)         $(0.06)            $(0.11)         $(0.16)          $ --         $(0.01)       $ 1.24
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                       (0.62)             (9.73)           9.75            7.34          1.26          3.93
                                          ------             ------          ------          ------        ------        ------
      Total from investment
        operations                        $(0.68)            $(9.84)         $ 9.59          $ 7.34        $ 1.25        $ 5.17
                                          ------             ------          ------          ------        ------        ------
Less distributions declared to shareholders -
  From net investment income              $ --               $ --            $ --            $ --          $(1.20)       $ --
  From net realized gain on
    investments and foreign
    currency transactions                   --                (0.53)          (1.54)          (2.32)        (1.43)        (1.68)
  In excess of net realized gain on
    investment and foreign currency
    transactions                            --                (0.25)           --              --            --            --
                                          ------             ------          ------          ------        ------        ------
      Total distributions declared
        to shareholders                   $ --               $(0.78)         $(1.54)         $(2.32)       $(2.63)       $(1.68)
                                          ------             ------          ------          ------        ------        ------
Net asset value - end of period           $16.21             $16.89          $27.51          $19.46        $14.44        $15.82
                                          ======             ======          ======          ======        ======        ======
Total return(+)                            (4.03)%++         (36.57)%         51.38%          54.33%         8.75%        45.22%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                1.51%+             1.52%           1.25%           0.88%         0.89%         1.45%
  Net investment income (loss)             (0.75)%+           (0.56)%         (0.69)%         (0.01)%       (0.03)%        9.12%
Portfolio turnover                           123%               283%            303%            240%          261%        1,043%
Net assets at end of period
 (000 Omitted)                          $399,056           $111,062         $10,833          $1,837        $1,495        $1,061

  (S) Effective January 1, 2000, subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. In addition, from January 2, 1996 through December 31, 1999, the investment adviser and the distributor voluntarily waived their fees and from January 2, 1996 through August 31, 1997, the shareholder servicing agent waived its fee. In consideration, the fund pays the investment adviser a fee not greater than 1.50% of average daily net assets. To the extent actual expenses were over these limitations, and the waivers had not been in place, the net investment income
      (loss) and the ratios would have been:
        Net investment income (loss)      $(0.06)            $(0.12)         $(0.39)         $(0.22)       $(0.17)       $ 1.06
        Ratios (to average net assets):
          Expenses##                        1.52%+             1.57%           2.20%           2.13%         2.15%         2.82%
          Net investment income (loss)     (0.76)%+           (0.61)%         (1.64)%         (1.26)%       (1.29)%        7.75%
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED              YEAR ENDED            PERIOD ENDED
                                                  FEBRUARY 28, 2002         AUGUST 31, 2001        AUGUST 31, 2000*
                                                        (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------
                                                           CLASS B
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                       $16.72                   $27.41                  $23.88
                                                            ------                   ------                  ------
Income from investment operations# -
  Net investment loss(S)                                    $(0.11)                  $(0.23)                 $(0.28)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        $(0.61)                  $(9.70)                 $ 3.81
                                                            ------                   ------                  ------
      Total from investment operations                      $(0.72)                  $(9.93)                 $ 3.53
                                                            ------                   ------                  ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                                   $ --                     $(0.52)                 $ --
  In excess of net realized gain on investment and
    foreign currency transactions                             --                      (0.24)                   --
                                                            ------                   ------                  ------
      Total distributions declared to shareholders          $ --                     $(0.76)                 $ --
                                                            ------                   ------                  ------
Net asset value - end of period                             $16.00                   $16.72                  $27.41
                                                            ======                   ======                  ======
Total return                                                 (4.31)%++               (37.01)%                 14.74%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                                  2.16%+                   2.17%                   2.15%+
  Net investment loss                                        (1.39)%+                 (1.20)%                 (1.51)%+
Portfolio turnover                                             123%                     283%                    303%
Net assets at end of period
  (000 Omitted)                                           $114,936                  $68,839                  $8,795

  (S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                 $(0.11)                  $(0.24)                 $(0.40)
        Ratios (to average net assets):
          Expenses##                                          2.17%+                   2.22%                   2.85%+
          Net investment loss                                (1.40)%+                 (1.25)%                 (2.21)%+
 * For the period from the inception of Class B shares, December 31, 1999, through August 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED              YEAR ENDED            PERIOD ENDED
                                                  FEBRUARY 28, 2002         AUGUST 31, 2001        AUGUST 31, 2000*
                                                        (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------
                                                           CLASS C
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                       $16.73                   $27.43                  $23.88
                                                            ------                   ------                  ------
Income from investment operations# -
  Net investment loss(S)                                    $(0.11)                  $(0.23)                 $(0.27)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         (0.61)                   (9.70)                   3.82
                                                            ------                   ------                  ------
      Total from investment operations                      $(0.72)                  $(9.93)                 $ 3.55
                                                            ------                   ------                  ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                                     --                      (0.53)                   --
  In excess of realized gain on investments and
    foreign currency transactions                             --                      (0.24)                   --
                                                            ------                   ------                  ------
      Total distributions declared to shareholders          $ --                     $(0.77)                 $ --
                                                            ------                   ------                  ------
Net asset value - end of period                             $16.01                   $16.73                  $27.43
                                                            ======                   ======                  ======
Total return                                                 (4.36)%++               (36.99)%                 14.82%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                                  2.16%+                   2.17%                   2.15%+
  Net investment loss                                        (1.39)%+                 (1.20)%                 (1.50)%+
Portfolio turnover                                             123%                     283%                    303%
Net assets at end of period (000 Omitted)                  $77,524                  $45,879                  $4,750

  (S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                 $(0.11)                  $(0.24)                 $(0.39)
        Ratios (to average net assets):
          Expenses##                                          2.17%+                   2.22%                   2.85%+
          Net investment loss                                (1.40)%+                 (1.25)%                 (2.22)%+
 * For the period from the inception of Class C shares, December 31, 1999, through August 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED AUGUST 31,                    PERIOD ENDED
                                  SIX MONTHS ENDED        --------------------------------------------------       AUGUST 31,
                                 FEBRUARY 28, 2002             2001           2000          1999        1998            1997*
                                       (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                           CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period       $17.01           $27.63         $19.47        $14.46      $15.84           $12.99
                                            ------           ------         ------        ------      ------           ------
Income from investment operations# -
  Net investment income (loss)(S)           $(0.03)          $(0.03)        $(0.09)       $ --        $(0.01)          $ 1.50
  Net  realized  and  unrealized  gain
    (loss) on
    investments and foreign currency         (0.62)           (9.80)          9.79          7.33        1.26             1.35
                                            ------           ------         ------        ------      ------           ------
      Total from investment operations      $(0.65)          $(9.83)        $ 9.70        $ 7.33      $ 1.25           $ 2.85
                                            ------           ------         ------        ------      ------           ------
Less distributions declared to shareholders -
  From net investment income                $ --             $ --           $ --          $ --        $(1.20)          $ --
  From net realized gain on
    investments and foreign currency
    transactions                              --              (0.54)         (1.54)        (2.32)      (1.43)            --
  In excess of net realized gain on
    investment and foreign currency
    transactions                              --              (0.25)          --            --          --               --
                                            ------           ------         ------        ------      ------           ------
      Total distributions declared to
        shareholders                        $ --             $(0.79)        $(1.54)       $(2.32)     $(2.63)          $ --
                                            ------           ------         ------        ------      ------           ------
Net asset value - end of period             $16.36           $17.01         $27.63        $19.47      $14.46           $15.84
                                            ======           ======         ======        ======      ======           ======
Total return                                 (3.82)%++       (36.39)%        51.77%        54.40%       8.82%           21.94%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                  1.16%+           1.15%          0.94%         0.71%       0.89%            1.48%+
  Net investment income (loss)               (0.36)%+         (0.14)%        (0.37)%       (0.02)%     (0.06)%          14.08%+
Portfolio turnover                             123%             283%           303%          240%        261%           1,043%
Net assets at end of period (000
 Omitted)                                   $6,740           $7,381        $11,483       $10,285      $1,415           $1,695

  (S) Effective January 1, 2000, subject to reimbursement by the fund, the investment adviser has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management fee. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. Prior to January 1, 2000, the investment adviser voluntarily waived its fee. In addition, for the period ended August 31, 1997, the shareholder servicing agent waived its fee. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment income (loss) would have been:
        Net investment income (loss)        $(0.03)          $(0.04)        $(0.39)       $(0.14)     $(0.13)          $ 1.40
        Ratios (to average net assets):
          Expenses##                          1.17%+           1.20%          1.84%         1.46%       1.65%            2.35%+
          Net investment income (loss)       (0.37)%+         (0.19)%        (1.27)%       (0.77)%     (0.81)%          13.20%+
 * For the period from the inception of Class I shares, January 2, 1997, through August 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Core Growth Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At February 28, 2002, the value of securities loaned was $21,748,890. These loans were collateralized by cash of $22,489,254 which was invested in the following short-term obligations:
                                                                AMORTIZED COST
                                                     SHARES          AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     22,489,254        $22,489,254
                                                                   -----------

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $5,102 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $6,581 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended August 31, 2001 and August 31, 2000 was as follows:

                                            AUGUST 31, 2001    AUGUST 31, 2000
------------------------------------------------------------------------------
Distributions paid from:
    Ordinary income                              $1,380,303           $377,094
    Long-term capital gain                          854,235            586,252
                                                 ----------           --------
                                                 $2,234,538           $963,346
                                                 ----------           --------
    Total Return of capital                          13,485              --
                                                 ----------           --------
Total Distributions Paid                         $2,248,023           $963,346
                                                 ==========           ========

As of August 31, 2001, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income                                    $     --
Undistributed long-term capital gain
                                                                       --
Capital loss carryforward                                            (217,688)
Unrealized loss                                                   (50,188,998)

At August 31, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $217,688 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2009.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At February 28, 2002, aggregate unreimbursed expenses amounted to $206,493.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $5,050 for the period ended February 28, 2002.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $120,692 for the period ended February 28, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $14,007 for the period ended February 28, 2002. Fees incurred under the distribution plan during the period ended February 28, 2002, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Trustees have adopted a distribution plan relating to Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,492 and $5,275 for Class B and Class C shares, respectively, for the six months ended February 28, 2002. Fees incurred under the distribution plan during the period ended February 28, 2002 were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 2002, were $1,478, $64,579, and $9,219 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $838,969,223 and $463,635,173, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $588,063,120
                                                                 ------------
Gross unrealized appreciation                                    $ 34,186,414
Gross unrealized depreciation                                     (29,571,262)
                                                                 ------------
    Net unrealized appreciation                                  $  4,615,152
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                 SIX MONTHS ENDED FEBRUARY 28, 2002          YEAR ENDED AUGUST 31, 2001
                                 ----------------------------------     -------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                           21,232,389       $353,713,124        7,671,125       $154,790,909
Shares issued to shareholders in
  reinvestment of distributions            --                --               35,158            843,197
Shares reacquired                     (3,185,622)       (52,649,394)      (1,522,669)       (30,076,512)
                                     -----------       ------------      -----------       ------------
    Net increase                      18,046,767       $301,063,730        6,183,614       $125,557,594
                                     ===========       ============      ===========       ============

Class B shares
                                 SIX MONTHS ENDED FEBRUARY 28, 2002          YEAR ENDED AUGUST 31, 2001
                                 ----------------------------------     -------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            3,728,895      $  61,232,594        4,065,563      $  82,519,283
                                        --                --
Shares issued to shareholders in
  reinvestment of distributions                                               24,680            582,932
Shares reacquired                       (664,206)       (10,822,870)        (293,057)        (5,851,483)
                                     -----------       ------------      -----------       ------------
    Net increase                       3,064,689      $  50,409,724         3,797,186     $  77,250,732
                                     ===========       ============      ===========       ============

Class C shares
                                 SIX MONTHS ENDED FEBRUARY 28, 2002          YEAR ENDED AUGUST 31, 2001
                                 ----------------------------------     -------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            2,575,626      $  42,413,290        2,862,572      $  59,495,722
Shares issued to shareholders in
  reinvestment of distributions            --                 --              16,613            394,287
Shares reacquired                       (474,777)        (7,732,437)        (309,599)        (6,111,684)
                                     -----------       ------------      -----------       ------------
    Net increase                       2,100,849      $  34,680,853        2,569,586      $  53,778,325
                                     ===========       ============      ===========       ============

Class I shares
                                 SIX MONTHS ENDED FEBRUARY 28, 2002          YEAR ENDED AUGUST 31, 2001
                                 ----------------------------------     -------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                               27,946         $  452,905           95,911       $  2,206,948
Shares issued to shareholders in
  reinvestment of distributions            --                 --              13,070            311,848
Shares reacquired                        (49,951)          (865,311)         (90,530)        (2,103,838)
                                     -----------       ------------      -----------       ------------
    Net increase (decrease)              (22,005)       $  (412,406)          18,451         $  414,958
                                     ===========       ============      ===========       ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $2,425 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the period.

(7) Change in Accounting Principle
The fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have a significant effect on the financial statements.

MFS(R) CORE GROWTH FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust I, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,               ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President Massachusetts Financial            Private investor; Rockefeller Financial Services,
Services Company, Chairman and Chief Executive            Inc. (investment advisers), Chairman and Chief
Officer                                                   Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                   LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                 Hemenway & Barnes (attorneys), Partner
President and Director
                                                          WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                   Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief           Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and          Associates Properties, Inc. (real estate
Director                                                  investment trust), Director; The Baupost Fund (a
                                                          mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of             Insight Resources, Inc. (acquisition planning
Surgery                                                   specialists), President; Wellfleet Investments
                                                          (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)        General Partner (since 1993); Paragon Trade
Trustee                                                   Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding               Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial               nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;            (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                          ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                  Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video           WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                 Private investor; Sundstrand Corporation
                                                          (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                    industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy             (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,                ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                    Treasurer
Massachusetts Financial Services Company, Chairman        Massachusetts Financial Services Company, Vice
and Chief Executive Officer                               President (since August 2000); UAM Fund Services,
                                                          Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                             ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel              Massachusetts Financial Services Company, Vice
                                                          President (since September 1996)
MARK E. BRADLEY (born 11/23/59) Assistant
Treasurer                                                 JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Vice            Massachusetts Financial Services Company, Senior
President (since March 1997)                              Vice President

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.
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
INVESTMENT ADVISER                                        INVESTOR SERVICE
Massachusetts Financial Services Company                  MFS Service Center, Inc.
500 Boylston Street                                       P.O. Box 2281
Boston, MA 02116-3741                                     Boston, MA 02107-9906

DISTRIBUTOR                                               For general information, call toll free:
MFS Fund Distributors, Inc.                               1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                       8 p.m. Eastern time.
Boston, MA 02116-3741
                                                          For service to speech- or hearing- impaired
PORTFOLIO MANAGER                                         individuals, call toll free: 1-800-637-6576 any
Stephen Pesek+                                            business day from 9 a.m. to 5 p.m. Eastern time.
                                                          (To use this service, your phone must be equipped
CUSTODIAN                                                 with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                          For share prices, account balances, exchanges or
INVESTOR INFORMATION                                      stock and bond outlooks, call toll free:
For information on MFS mutual funds, call your            1-800-MFS-TALK (1-800-637-8255) anytime from a
investment professional or, for an information            touch-tone telephone.
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a        WORLD WIDE WEB
message anytime).                                         www.mfs.com


+ MFS Investment Management
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MFS(R) CORE GROWTH FUND                                           -------------
                                                                    PRSRT STD
                                                                  U. S. Postage
                                                                      Paid
                                                                       MFS
                                                                  -------------
[Logo] M F S(R)
INVESTMENT MANAGEMENT


500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management.
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                              MCG-3  04/02  41M  92/292/392/892